SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

                    Date of Report: February 10, 1997

                      MINE SAFETY APPLIANCES COMPANY

          (Exact name of registrant as specified in its charter)



Pennsylvania                   0-2504           25-0668780
(State or other          (Commission File      (I.R.S. Employer
jurisdiction of              Number)           Identification
 incorporation)                                  Number)

      121 Gamma Drive
      RIDC Industrial Park
      O'Hara Township
      Pittsburgh, Pennsylvania                    15238
(Address of principal executive offices)        (Zip Code)


                              (412) 967-3000
          (Registrant's telephone number, including area code)


                                   N/A

       (Former name or former address, if changed since last report)



Item 5.  Other Events.

            On February 10, 1997, the Board of Directors of Mine Safety Appliances Company (the "Company") approved the adoption of a shareholder rights plan. The plan is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders, and enhance the Board's ability to represent all shareholders and thereby maximize shareholder values.

            Pursuant to the Rights Agreement entered into between the Company and Norwest Bank Minnesota, N.A., as Rights Agent (the "Rights Agreement"), one right ("Right") will be issued for each share of common stock, no par value per share, of the Company outstanding as of the close of business on February 21, 1997. Each of the Rights will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock at a price of $225 per one one-thousandth of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires, after excluding "exempted shares," beneficial ownership of 15% or more of the outstanding stock. The Rights are generally redeemable at $.01 per Right at any time until 10 days following a public announcement that such a 15% or greater position in the Company's common stock has been acquired and will expire, unless earlier redeemed or exchanged, on February 21, 2007.

            A description of the Rights is set forth in Exhibit B to the Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.       Description

      4 Rights Agreement, dated as of February 10, 1997, between Mine Safety Appliances Company and Norwest Bank Minnesota, N.A., which includes as Exhibit B thereto, the Form of Rights Certificate (incorporated by reference to the Registrant's Form 8-A dated February 19, 1997).

      99 Press Release issued on February 10, 1997 (incorporated by reference to the Registrant's Form 8-A dated
                  February 19, 1997).


                                SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              MINE SAFETY APPLIANCES COMPANY
                                     (Registrant)


                              BY: /s/ Donald H. Cuozzo
                                     Donald H. Cuozzo
                                     Vice President, Secretary
                                     and General Counsel


Dated: February 19, 1997


                            INDEX TO EXHIBITS


    Exhibit No.                   Description                        Page

          4            Rights Agreement, dated as of
                       February 10, 1997, between Mine
                       Safety Appliances Company and Norwest
                       Bank Minnesota, N.A., which includes
                       as Exhibit A thereto, the Form of
                       Rights Certificate (incorporated by
                       reference to the Registrant's Form
                       8-A dated February 19, 1997).

         99            Press Release issued on February 10, 1997
                       (incorporated by reference to the
                       Registrant's Form 8-A dated February 19,
                       1997).